Exhibit 99.1

Certification Pursuant To 18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002

     I, Jeffrey A. Rich, Chief Executive Officer of Affiliated Computer Services, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

(1)	the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended March 31, 2003, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2003	/s/ Jeffrey A. Rich

Jeffrey A. Rich, Chief Executive Officer of Affiliated Computer Services, Inc.

A signed original of this written statement required by Section 906 has been provided to Affiliated Computer Services, Inc. and will be retained by Affiliated Computer Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.